SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2005

ENVIRONMENTAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Environmental Power Corporation (the “Registrant”) is releasing certain revised internal business metrics used by its wholly owned subsidiary, Microgy, Inc. (“Microgy”), as well as certain information regarding the status of current and planned projects. The release of this information is made in advance of scheduled meetings with various institutional investors and analysts where representatives of the Company and Microgy expect to present this information. The information set forth in this Current Report on Form 8-K is comprised only of targets, which may or may not be achieved, and should not be taken as indicative of future financial performance or operational results. In addition, the information set forth in this Current Report on Form 8-K is subject to various risks and uncertainties, as set forth in more detail in the section entitled “Cautionary Statement” appearing below.

The information set forth in this Current Report on Form 8-K is furnished pursuant to Regulation FD. It is not filed.

TARGET REVENUE AND PROFIT MODELS

Each of the models set forth below represents target revenue and profit over a 15-year timeframe from a Microgy digester servicing 1,000 dairy cows, which is the standard base unit Microgy uses for modeling purposes. Microgy intends to use these targets when evaluating potential projects and estimating results from existing projects underway. Figures are in thousands, except for percentages. Model 1 assumes that Microgy will construct the digester, sell it to a third party purchaser, and enter into an agreement with that purchaser to operate the digester. Model 2 assumes that Microgy will construct, own and operate the digester for itself or a special purpose entity wholly or partly owned by Microgy. Model 2 is further based on the assumption that Microgy will be able to obtain $6.00 per MMBTU of gas produced by the digester, and that 50% of the cost of the digester will be financed with project debt bearing interest at a rate of 10%.

MODEL 1: CONSTRUCT – SELL – OPERATE

Years	0	1-7	8-15
Revenue	1,750	38	38
Operating Expenses	1,313	—	—
EBITDA	437	38	38
EBITDA%	25%	—	—
Tax Depreciation	—	—	—
Operating Income	437	38	38
Interest Expense	—	—	—
EBT	437	38	38

MODEL 2: CONSTRUCT – OWN – OPERATE

Years	0	1-7	8-15
Revenue	—	384	384
Operating Expenses	(656)	65	65
EBITDA	(656)	319	319
EBITDA%	—	83%	83%
Tax Depreciation	—	170	—
Operating Income	(656)	149	319
Interest Expense	—	57	27
EBT	(656)	92	292
Pre-Tax IRR – 31%

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PROJECT STATUS

The following table sets forth the status of various current and potential project targeted by Microgy for development. A project may enter backlog (signed definitive project documents) at any phase after the project is identified. Microgy currently has only five projects in backlog, two of which are in the permitting stage. Accordingly, Microgy does not have definitive agreements for most of its projects in the permitting stage, including all of the projects listed under the heading “Pipeline” in the table below. In addition, project financing may be put into place at any point during the project cycle, including after the project is operating. Microgy currently does not have project financing in place for any of its projects.

Project Identified—> Permitting —> Construction —> Commissioning —> Operational

Source	# of Digester Facilities	Project Status	Model Type	Expected to be Operational
CURRENT PROJECTS Dairyland Dairyland Dairyland Dairyland	1 1 1 2	Commissioning Commissioning Construction Permitting	Model 1 Model 1 Model 1 Model 1	Q2 2005 Q3 2005 Q4 2005 2006

TOTAL	5

PIPELINE Dairyland California Idaho Texas New Mexico	5 16 1 8 24	Projects Identified Permitting Permitting Permitting Permitting	Model 1 Model 2 Model 2 Model 2 Model 2

TOTAL	54

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995, referred to as the PSLRA, provides a “safe harbor” for forward-looking statements. Certain statements contained in this Current Report on Form 8-K, such as statements concerning planned manure-to-energy systems, our sales pipeline, our backlog, our projected sales and financial performance, statements containing the words “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue,” “targets” and variations thereof, and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements as such term is defined in the PSLRA. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: uncertainties involving development-stage companies, uncertainties regarding project financing, the lack of binding commitments and the need to negotiate and execute definitive agreements for the construction and financing of projects and for other matters, financing and cash flow requirements and uncertainties, difficulties involved in developing and executing a business plan, difficulties and uncertainties regarding acquisitions, technological uncertainties, including those relating to competing products and technologies, risks relating to managing and integrating acquired businesses, unpredictable developments, including plant outages and repair requirements, the difficulty of estimating construction,

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development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with our projects, uncertainties relating to general economic and industry conditions, and the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which Environmental Power Corporation and its subsidiaries operate and other factors, including those described in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, well as in other filings we make with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ R. Jeffrey Macartney
R. Jeffrey Macartney
Chief Financial Officer

Dated: June 2, 2005

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